UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): March 25, 2005
                            NUVEEN INVESTMENTS, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                        1-11123                    36-3817266
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(State or other jurisdiction      (Commission                (IRS Employer
   of incorporation)              File Number)               Identification No.)

   333 West Wacker Drive, Chicago, Illinois                     60606
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   (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (312) 917-7700

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written  communications  pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13.e-4(c)

ITEM 8.01.        OTHER EVENTS.

On March 25, 2005, Nuveen Investments, Inc. issued two press releases. These press releases are furnished as Exhibits 99.1 and 99.2, respectively, to this Report and are incorporated by reference herein.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.


  (c)  Exhibits

         99.1    Press release of Nuveen Investments, Inc. issued March 25, 2005

         99.2    Press release of Nuveen Investments, Inc. issued March 25, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  NUVEEN INVESTMENTS, INC.
Date:  March 30, 2005                             By: /s/ Alan G. Berkshire
                                                      ---------------------
                                                  Name:  Alan G. Berkshire
                                                  Title: Senior Vice President
                                                         and General Counsel

                                  EXHIBIT INDEX

  Exhibit No.                         Description
  -----------                         -----------
    99.1         Press release of Nuveen Investments, Inc. issued March 25, 2005
    99.2         Press release of Nuveen Investments, Inc. issued March 25, 2005